                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) June 30, 1998


                               CASE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


        1-13098                                          76-0433811
(Commission File Number)                    (I.R.S. Employer Identification No.)


  700 State Street, Racine, Wisconsin                      53404
(Address of Principal Executive Offices)                 (Zip Code)


                                (414) 636-6011
             (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of 8 Pages

                           (Exhibit Index at Page 5)

Item 5. Other Events

     The press release of registrant dated June 30, 1998, filed as Exhibit 99 hereto disclosing, among other things, that delays in large equipment sales to the Commonwealth of Independent States and surrounding countries will negatively impact Case Corporation's second quarter 1998 results, but are not expected to affect results for the full year 1998, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

               Exhibit No.                    Exhibit
               -----------                    -------
                   99          Press release of registrant dated June 30, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CASE CORPORATION


                                       By: /s/ Kevin J. Hallagan
                                           -------------------------------------
                                               Kevin J. Hallagan
                                           Associate General Counsel and
                                               Assistant Secretary


July 7, 1998

                                 EXHIBIT INDEX

Exhibit No.                       Description                               Page
-----------                       -----------                               ----
    99             Press release dated June 30, 1998, of Case Corporation.     6






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